MID ATLANTIC MEDICAL SERVICES, INC.
               NON-QUALIFIED STOCK OPTION AGREEMENT FOR EMPLOYEES

         AGREEMENT ("Agreement") dated the date indicated on the attached Face Sheet by and between Mid Atlantic Medical Services, Inc., a Delaware corporation ("Corporation"), and the person indicated on the attached Face Sheet, an employee of the Corporation and/or one of its subsidiaries ("Optionee").

         WHEREAS, the Corporation desires to have Optionee continue in its employ and to provide Optionee with an incentive by sharing in the success of the Corporation;

     WHEREAS, in order to provide such an incentive to its officers and key employees, the Corporation has adopted the Mid Atlantic Medical Services, Inc. 2000 Non-Qualified Stock Option Plan ("Plan");

         WHEREAS, the Corporation desires to grant to Optionee under the Plan options not intended to qualify as "incentive stock options" within the meaning of Section 422 or any successor provision of the Internal Revenue Code of 1986, as amended ("Code"); and

         WHEREAS, unless otherwise provided herein, capitalized terms used in this Agreement shall have the meaning given them in the Plan.

         NOW,   THEREFORE,   in   consideration  of  the  mutual  covenants  and
representations herein contained and intending to be legally bound, the parties hereto agree as follows:

         1. Number of Shares and Price. The Corporation hereby grants to the Optionee an option ("Option") to purchase the number of shares of Common Stock set forth on the attached Face Sheet of this Agreement. The exercise price per share of Common Stock of the Option shall be as is set forth on the attached Face Sheet of this Agreement, such price being the Fair Market Value per share of Common Stock on the Date of Grant of the Option. The Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

         2. Term and Exercise. The Option shall expire five (5) years from the date hereof, subject to earlier termination as set forth in Section 3. Subject to the provisions of Section 3, the Option shall become exercisable in installments as set forth on the attached Face Sheet of this Agreement.

         3.       Exercise of Option Upon Termination of Employment.

               (a)  Termination of Vested Option Upon Termination of Employment.

                    (i) Termination. Upon the Optionee's Termination of Employment, other than by reason of death or Disability, the Optionee may, within 90 days from the date of such Termination of Employment, exercise all or any part of the Option as were exercisable at the date of Termination of Employment. In no event may the Option be exercised later than the expiration date described in Section 2.

                    (ii) Disability.  Upon the Optionee's  Disability  Date, the
                         Optionee may, within one year after such Disability Date, exercise all or a part of the Option, whether or not it was exercisable on such Disability Date, but only to the extent not previously exercised. In no event, however, may the Option be exercised later than the expiration date described in Section 2.

                    (iii)Death.  In the event of the death of the Optionee while employed by the Corporation or a Subsidiary, the Optionee's Beneficiary shall be entitled to exercise all or any part of the Option that was vested at the date of the Optionee's death until the initial expiration date of such Option determined pursuant to
                         Section 2. Notwithstanding the above, if the Optionee at the time of death had been an employee of the Corporation or a Subsidiary for a period of ten years, 50% of the Optionee's unvested Option will become vested and subject to exercise as stated above and, if the Optionee at the time of death had been an employee of the Corporation or a Subsidiary for a period of fifteen years, all of the Optionee's unvested Option will become vested and subject to exercise as stated above and shall expire on the date of expiration of the Option determined pursuant to Section 2.

                  (b) Termination of Unvested Option Upon Termination of Employment. Except as provided in Sections 3(a)(ii) and 3(a)(iii), to the extent all or any part of the Option was not exercisable as of the date of Termination of Employment, the unexercisable portion of the Option shall expire at the date of such Termination of Employment.

                  (c) Change of Control. Notwithstanding anything to the contrary in Section 2 or this Section 3, if one of the events specified in
Section 7.05(d)(i), (ii), (iii) or (iv) of the Plan occurs, the provisions of such Section 7.05(d) shall determine when the Option becomes exercisable, when it may be exercised and when it expires.

         4. Exercise Procedures. The Option shall be exercisable by written notice to the Corporation, which must be received by the Secretary of the Corporation not later than 5:00 P.M. local time at the principal executive office of the Corporation on the expiration date of the Option. Such written notice shall set forth (a) the number of shares of Common Stock being purchased,
(b) the total exercise price for the shares of Common Stock being purchased, (c) the exact name as it should appear on the stock certificate(s) to be issued for the shares of Common Stock being purchased, and (d) the address to which the stock certificate(s) should be sent. The exercise price of shares of Common Stock purchased upon exercise of the Option shall be paid in full (a) in cash,
(b) by delivery to the Corporation of shares of Common Stock (which shares of Common Stock must have been held for at least six months), (c) in any combination of cash and shares of Common Stock, or (d) by delivery of such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program approved by the Committee). If any shares of Common Stock shall be transferred to the Corporation to satisfy all or any part of the exercise price, the part of the exercise price deemed to have been satisfied by such transfer of shares of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Corporation. Any shares of Common Stock tendered in payment shall be duly endorsed in blank or accompanied by stock powers duly endorsed in blank. The Optionee may not transfer to the Corporation in satisfaction of the exercise price any fraction of a share of Common Stock, and any portion of the exercise price that would represent less than a full share of Common Stock must be paid in cash by the Optionee. Subject to Sections 8 and 9 hereof, certificates for the purchased shares of Common Stock will be issued and delivered to the Optionee as soon as practicable after the receipt of such payment of the exercise price; provided, however, that delivery of any such shares of Common Stock shall be deemed effected for all purposes when a stock transfer agent of the Corporation shall have deposited such certificates in the United States mail, addressed to Optionee, at the address set forth on the Face Sheet of this Agreement or to such other address as Optionee may from time to time designate in a written notice to the Corporation. The Optionee shall not be deemed for any purpose to be a shareholder of the Corporation in respect of any shares of Common Stock as to which the Option shall not have been exercised, as herein provided, until such shares of Common Stock have been issued to Optionee by the Corporation hereunder.

         5. Plan Provisions Control Option Terms; Modifications. The Option is granted pursuant and subject to the terms and conditions of the Plan, the provisions of which are incorporated herein by reference. If any provision of this Agreement conflicts with any of the terms in the Plan as constituted on the Date of Grant, the terms of the Plan as constituted on the Date of Grant shall control. Except as provided in Sections 7.03 and 7.05 of the Plan, the Option shall not be modified after the Date of Grant except by express written agreement between the Corporation and the Optionee; provided, however, that any such modification (a) shall not be inconsistent with the terms of the Plan, and
(b) shall be approved by the Committee.

     6. Limitations on Transfer. The Option may not be assigned or transferred other than by will, by the laws of descent and distribution or pursuant to a domestic relations order.

         7. Taxes. The Corporation shall be entitled to withhold (or secure payment from the Optionee in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any shares of Common Stock issuable under this Agreement, and the Corporation may defer issuance of shares of Common Stock upon the exercise of the Option unless the Corporation is indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the Optionee at such time as the Committee determines. The Optionee may satisfy his or her tax withholding obligation by (a) having cash withheld from the Optionee's salary or other compensation payable by the Corporation or a Subsidiary, (b) the payment of cash to the Corporation, (c) the payment in shares of Common Stock already owned by the Optionee valued at Fair Market Value, and/or (d) the withholding from the Option, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such shares of Common Stock, to satisfy such tax withholding requirements. The Committee shall be authorized, in its sole and absolute discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections to have shares of Common Stock withheld upon exercise of the Option to meet such withholding obligations.

         8. No Exercise in Violation of Law. Notwithstanding any of the provisions of this Agreement, the Optionee hereby agrees that he or she will not exercise the Option granted hereby, and that the Corporation will not be obligated to issue any shares of Common Stock to the Optionee hereunder, if the exercise thereof or the issuance of such shares of Common Stock shall constitute a violation by the Optionee or the Corporation of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive.

         9. Securities Law Compliance. The Optionee agrees, for the Optionee and his or her Beneficiaries, with respect to all shares of Common Stock acquired pursuant to the terms and conditions of the Plan and the Option (or any other shares of Common Stock issued pursuant to a stock dividend or stock split thereon or any securities issued in lieu thereof or in substitution or exchange therefor), that the Optionee and his or her Beneficiaries will not sell or otherwise dispose of these shares except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or except in a transaction that, in the opinion of counsel for the Corporation, is exempt from registration under the Act. Further, the Corporation shall not be required to sell or issue any shares under the Option if, in the opinion of the Corporation, (a) the issuance of such shares would constitute a violation by the Optionee or the Corporation of any applicable law or regulation of any government authority or (b) the consent or approval of any governmental body is necessary or desirable as condition of, or in connection with, the issuance of such shares.

         10. Adjustments. The existence of the Option shall not affect in any way the right or power of the Corporation or its directors or shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred stock or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         11. Dispute Resolution. As a condition of granting the Option, the Optionee agrees, for the Optionee and his or her Beneficiaries, that any dispute or disagreement that may arise under or as a result of or pursuant to the Plan and the Option shall be determined by the Committee in its sole and absolute discretion, and any interpretation by the Committee of the terms of the Plan and Option shall be final, binding and conclusive.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above specified.

ATTEST:                             MID ATLANTIC MEDICAL SERVICES, INC.



__________________________ By:
                                                 Thomas P. Barbera,
                                           President and Chief Executive Officer

                                        By:
                                           Member of the Stock Option Committee

WITNESS:                            OPTIONEE


--------------------------
                                   (Signature)

5

                                   FACE SHEET

Notice Addresses:

         Optionee:

                  ------------------------
                  4 Taft Court
                  Rockville, Maryland  20850

         Corporation:

                  Mid Atlantic Medical Services, Inc.
                  4 Taft Court
                  Rockville, Maryland  20850
                  Attention: Secretary

Grant Date:                                                   ___________

Total Options Granted:                                        ___________


Exercise Price Per Share of Common Stock:                     $__________


Vesting Schedule:

                                                     Number of Shares

                  Date                               (Non-Cumulative)

                  06/01/2001                                  ___
                  06/01/2002                                  ___
                  06/01/2003                                  ___


Expiration Date:

         Optioned shares must be purchased within five (5) years from the date of grant, which is _________. That is, all options must be exercised by
__________.